AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 6 2010	REGISTRATION NO. 333-143563

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 2 TO

FORM S-3
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

JAMES RIVER COAL COMPANY
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)
James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
54-1602012 (I.R.S. Employer Identification Number)
SEE TABLE OF SUBSIDIARY CO-REGISTRANTS

Peter T. Socha
President & Chief Executive Officer
James River Coal Company
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000
(Name, address, including zip code, and telephone number,
including area code, of agent for service)
Copies to: David A. Stockton, Esq. Kilpatrick Stockton LLP 1100 Peachtree Street, Suite 2800 Atlanta, Georgia 30309 (404) 815-6500

Approximate date of commencement of proposed sale to the public:  From time to time after this registration statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐     _________

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.  ☐     __________

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF SUBSIDIARY CO-REGISTRANTS

Exact name of Subsidiary Co-Registrant as specified in its charter (1)(2)	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
BDCC Holding Company, Inc.	Delaware	62-0133200
Bell County Coal Corporation	Delaware	61-0880806
Bledsoe Coal Corporation	Kentucky	61-0894821
Bledsoe Coal Leasing Company	Delaware	52-1186654
Blue Diamond Coal Company	Delaware	52-2313812
Eolia Resources, Inc.	North Carolina	56-0890587
James River Coal Sales, Inc.	Delaware	74-2233417
James River Coal Service Company	Kentucky	61-0712577
Johns Creek Coal Company	Tennessee	62-1059412
Johns Creek Elkhorn Coal Corporation	Delaware	61-0729199
Johns Creek Processing Company	Delaware	52-2274021
Leeco, Inc.	Kentucky	61-0734176
McCoy Elkhorn Coal Corporation	Kentucky	61-0718373
Shamrock Coal Company, Incorporated	Delaware	62-0421843
Triad Mining Inc.	Indiana	71-1189005
Triad Underground Mining, LLC	Indiana	35-2149041

(1)	The address, including zip code, and telephone number, including area code, of the principal executive offices of each subsidiary co-registrant is:
901 E. Byrd Street, Suite 1600
Richmond, Virginia 23219
(804) 780-3000

(2)	The Primary Standard Industrial Classification Code Number for each subsidiary co-registrant is 1221.

DEREGISTRATION OF SECURITIES

The Registrant initially filed a Registration Statement on Form S-3, File Number 333-143563, with the Securities and Exchange Commission on June 7, 2007, as amended by Pre-Effective Amendment No. 1 thereto filed on June 21, 2007 (as amended, the “Registration Statement”), pursuant to which the Registrant registered (i) shares of common stock, par value $.01 per share (“Common Stock”), (ii) shares of preferred stock, par value $1.00 per share, in one or more series (“Preferred Stock”), (iii) debt securities (“Debt Securities”), which may be senior debt securities (“Senior Debt Securities”) or subordinated debt securities (“Subordinated Debt Securities”), and which may be convertible into, or exchangeable for, Common Stock, Preferred Stock, or other securities of the Registrant, (iv) warrants to purchase Common Stock, Preferred Stock, or other securities of the Registrant (“Warrants”), (v) units consisting of any combination of Common Stock, Preferred Stock, Debt Securities and Warrants (“Units”) and (vi) guarantees of the Debt Securities (“Guarantees”, and collectively with the Common Stock, Preferred Stock, Warrants, and Units, the “Securities”), in an aggregate amount not to exceed $150,000,000.

This Post-Effective Amendment No. 2 to the Registration Statement is being filed to deregister any and all of the Securities that were registered for issuance pursuant to the Registration Statement and that remain unsold thereunder as of the date hereof.

Pursuant to Rule 478 promulgated under the Securities Act of 1933, as amended (the “Act”), and the undertaking contained in the Registration Statement pursuant to Item 512(a)(3) of Regulation S-K promulgated under the Act, the Registrant hereby removes the unsold Securities from registration.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6,  2010.

JAMES RIVER COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chairman, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board, President and Chief Executive Officer
	Peter T. Socha	(principal executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Alan F. Crown

	*	Director
Ronald J. FlorJancic

	*	Director
Leonard J. Kujawa

	*	Director
Joseph H. Vipperman

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

BDCC HOLDING COMPANY, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director, President and Chief Operating Officer
Joseph G. Evans

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

BELL COUNTY COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
B. J. Reynolds

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

BLEDSOE COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Tim Frasure

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

BLEDSOE COAL LEASING COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Tim Frasure

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

BLUE DIAMOND COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Joseph G. Evans

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

EOLIA RESOURCES, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Joseph G. Evans

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

JAMES RIVER COAL SALES, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Michael E. Weber

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

JAMES RIVER COAL SERVICE COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Coy K. Lane

	*	Director
Brian Patton

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

JOHNS CREEK COAL COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Randall K. Taylor

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

JOHNS CREEK ELKHORN COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Randall K. Taylor

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

JOHNS CREEK PROCESSING COMPANY

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Randall K. Taylor

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

LEECO, INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Joseph G. Evans

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

MCCOY ELKHORN COAL CORPORATION

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Randall K. Taylor

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

SHAMROCK COAL COMPANY, INCORPORATED

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director
Tim Frasure

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

TRIAD MINING INC.

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Chairman of the Board and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Director, President and Chief Operating Officer
Donald W. Arrowsmith

	*	Director
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, State of Virginia, on August 6, 2010.

TRIAD UNDERGROUND MINING, LLC

By:	/s/ Peter T. Socha
	Name:	Peter T. Socha
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on August 6, 2010.

	Signature	Title

	/s/ Peter T. Socha	Manager and Chief Executive Officer (principal
	Peter T. Socha	executive officer)

	*	Vice President and Chief Accounting Officer (principal financial
	Samuel M. Hopkins, II	officer and principal accounting officer)

	*	Manager, President and Chief Operating Officer
Donald W. Arrowsmith

	*	Manager
Coy K. Lane

* By:	/s/ Peter T. Socha
Peter T. Socha
Attorney-in-Fact
(Pursuant to a Power of Attorney)